Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

September 1. 2021

Safe Harbor

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team, regarding our blockchain infrastructure operations business, the risk profile of our digital asset holdings, plans regarding securing other proof of stake blockchains, up-listing to a senior exchange in 2021, our estimated revenues, expected gross margins, our 2021 goals, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing both our digital asset data analytics platform, and our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, failure to obtain the Nasdaq initial quantitative or qualitative initial listing requirements, the rewards and costs associated with validating transactions on proof-of-stake blockchains, significant decrease in value of our digital asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our digital assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on January 26, 2021 and our Prospectus filed with the SEC on February 16, 2021. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS' web site (www.btcs.com). The content on our website is not incorporated into this presentation.

Table of Contents

Company Overview

BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain infrastructure and technology.


BTCS

BTCS secures disruptive proof-of stake blockchains such as ethereum 2.0 and is building a non-custodial staking-as-a-service platform.*



BTCS is developing a proprietary digital asset data analytics platform.


BANK

BTCS employs a digital asset treasury strategy with a primary focus on disruptive non-security tokens.

* BTCS currently secures ethereum's beacon chain, tezos, and cardano.

Investment Highlights and 2021 Goals

BTCS powers the infrastructure to secure certain blockchains and is actively developing software to capitalize on the disruptive potential of blockchain technology.*

2021 Operations and Achievements:

Blockchain Infrastructure Solutions:
- Q2 revenue up 425% sequentially over Q1 2021
- Grow revenue by securing a diversified array of promising blockchains
- Developing a non-custodial staking-as-a-service platform to grow revenue and expand margin by allowing users to secure disruptive blockchains

Data Analytics Platform Development:
- Continued development of digital asset data analytics platform
- Engaged development team in 2021 Q1 to accelerate platform progress
- Completely redesigned frontend to be more modern

Digital Asset Treasury:
- Utilizing digital asset treasury strategy with focus on disruptive non-security tokens
- 2,013% year-over-year digital asset fair market value increase in 2021 Q2
- 2021 Q2 digital asset fair market value of $21.5 million
- $34 million cash and digital asset fair market value as of August 28, 2021

2021 Goals:

- Up-list to senior exchange in Q3 2021
- Secure other disruptive blockchains to grow revenue
- Launch staking-as-as-service platform to improve margins and grow revenue
- Open data analytics platform to public

Industry Overview

Blockchains Ushering in a New Era of Technology

- The computer and internet age ushered in the digitization and proliferation of information on a global scale.
- Blockchains are ushering in an age of asset digitization and transfer without the need for trusted intermediaries (banks, exchanges, governments, etc.)



The internet changed the way people communicate with each other, blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
BLOCKCHAINS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
Time

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Cases & Disruption

Blockchain technology is the backbone of web 3.0 and is radically changing the future of transaction-based industries. BTCS powers the infrastructure to secure proof-of-stake blockchains.*

- Decentralized finance (DeFi) and Non-fungible tokens (NFTs) utilize smart contract based blockchains.
- Proof-of-stake (PoS) based blockchain infrastructures such as ethereum, polkadot, and cardano provide an energy efficient alternative to proof-of-work (PoW) based blockchains such as bitcoin.

AVALANCHE
KUSAMA
Tezos
ethereum
Polkadot.
COSMOS
Terra
CARDANO



Blockchains Secured By:
BTCS
Digital Currency
Smart Contracts
Securities
Record Keeping
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Digital Rights
Escrow
Wagers
DeFi
NFTs
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Title Records
Healthcare
Voting

* BTCS currently secures ethereum's beacon chain, tezos, and cardano. BTCS plans to secure other disruptive proof-of-stake blockchains. The views above reflect solely the opinions of BTCS and its management.

Enormous Market Opportunity

Web 3.0 and transaction-based industries built on blockchain technologies represent a multi-trillion market opportunity.

Exploding Blockchain Use Cases

- NFTs represent one of the first killer apps for blockchain technology where there is no incumbent player dominating the market.



Beeple's collage, *Everydays: The First 5000 Days*, sold as NFT at Christie's for **$69m**

- Distributed finance (DeFi) allows for complex financial services to be built and globally deployed on decentralized smart contract based blockchains.

BTCS either secures or plans to secure blockchains utilized by NFTs and DeFi.


Global Investable Assets
$120T(3)
U.S. Gold Reserve
$11T(2)
$2.04T(1)
Crypto Markets

Sources: (1) CoinMarketCap.com as of 8/30/2021, (2) U.S. Department of the treasury, (3) Boston Consulting Group, "Global Wealth 2019 Reigniting Radical Growth", "Deloitte", "2020 Banking & Capital Markets Outlook" includes equity, bonds, investment funds, currency and deposits, and other smaller asset classes

Corporate Overview

Blockchain Infrastructure Solutions

BTCS secures disruptive proof-of-stake blockchains that can power DeFi and NFT ecosystems.*

Phase 1: Expand Company Operations

- BTCS is currently running:
  - 240 nodes on ethereum's proof-of-stake beacon chain with ~$26.5 million ETH staked.
  - A Cardano pool with 257,760 ADA staked
  - 2 Tezos baker nodes
- BTCS plans to secure additional disruptive proof-of-stake blockchains.

Phase 2: Staking-As-Service Platform

- BTCS is developing a proprietary non-custodial staking-as-a-service platform to enable users to secure disruptive blockchains and earn rewards.

Proof-of-Stake	Proof-of-Work
✔ Environmentally Friendly	✖ High Energy Consumption
✔ More Decentralized	✖ Increasingly Centralized
✔ Higher Transaction Throughput	✖ Increasing Hash Rate
✔ Highly Scalable Hardware-Lite Business Model	✖ Capital Intensive Hardware with no Residual Value


bitcoin
CARDANO
Polkadot
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

* Based on fair market value as of 8/28/2021. The views above reflect solely the opinions of BTCS and its management.

Evaluation Criteria to Secure new Proof-of-Stake Blockchains*

Growth planned through expanding staking operations.

Blockchain Quality

- Market cap
- Liquidity
- Exchanges traded on
- Utility of the blockchain
- Underlying technology

Revenue / Earnings Potential

- Revenue potential compared to crypto staked
- Revenue predictability and difficulty increases
- Operating and deployment costs
- Potential for revenue from non-custodial pool operations

Technical Difficulty

- Time to commence operations
- Security risks
- Ability to offer non-custodial staking service

Pending Launch: Terra, COSMOS, Polkadot, AVALANCHE, KUSAMA, polygon, SOLANA

* The criteria above are for illustration only and are not fully inclusive of all factors that may or may not be used in BTCS decision process.

Data Analytics Platform

Consolidate and analyze crypto position data across multiple exchanges in one place.

GEMINI

Bitstamp

kraken

BINANCE

BITTREX

FTX US



Consolidate crypto position data

Evaluate performance

Run year-end tax reports across multiple exchanges*

On development roadmap:

KUCOIN BITFINEX coinbase

* Year end tax reporting is lower on the development roadmap and likely will not be a part of the beta or first public releases.

Preview with Modernized Layout


BTCS Analytics
Transactions
Performance Over Time (%)
$846,657.08 USD
Performance
Dashboard
Transactions
Reports
Settings
Asset Allocation
$846,657.08 USD
Add Exchange
Capital Gains Report
Gain Type
Realized Gains
Unrealized Gains
Calculation Method
FIFO
LIFO
CRYPTO
GAIN $
BTC
ETH
KSM
LTC
Add Exchange
Can't find your exchange?

Roadmap

Research and Development

Q1 2020

Initial Design/Requirements; Exchanges Selection and Full Stack Selection

Q2-Q4 2020

Beta Development/ Testing

Beta Release

Q3 2021

Invite Only Beta Release for Testing and Feedback

Q4 2021 – Q1 2022

Public Beta Release

Public Release



2022

V1 Public Release

* The roadmap and features described herein are forward looking in nature and based on managements development assumptions. The Company can provide no assurance that the timeline will be met or that the commercialization of the platform will generate revenue or profit in excess of the development costs.

Digital Asset Holdings

+2,013% increase in fair market value of digital holdings year-over-year as of June 30, 2021

Current Holdings*

ethereum	7,952 ETH
bitcoin	90 BTC
Polkadot.	8,032 DOT
SOLANA	4,687 SOL
CARDANO	257,760 ADA
COSMOS	3,067 ATOM
Tezos	18,210 XTZ
AVALANCHE	2,009 AVAX
KUSAMA	374 KSM
Terra	3,584 LUNA
polygon	67,114 MATIC
Algorand	50,584 ALGO

Fair Market Value of Digital Assets



ETH** BTC ADA** XTZ** SOL KSM LUNA MATIC AVAX DOT ALGO ATOM
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0M
U.S. GAAP requires us to carry our digital assets at their lowest value since acquisition.
As of 6/30/2021 the balance sheet value of our digital assets was $10.9 million.
$0.44M
$0.48M
$0.47M
$1.23M
$1.82M
$4.13M
$20.34M
$21.71M
$32.73M
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1
21Q2
As of 8/28

* As of 8/28/2021 and rounded to nearest whole number.
** Substantially all staked

Financial & Operational Highlights (six months ended June 30, 2021)

Balance Sheet Growth	**$24.4 million*** Crypto & Cash 2,117% YoY increase** $21.5m crypto & $2.9m cash	**$3 million** Realized Crypto Gain	**$10.6 million** Unrealized Crypto Gain
Long Term Management Commitment	**$14.4 million** Shareholders Equity	**$1.1 million** Management Investment January 1, 2021***	**41%** Insider Ownership****
Expanding Operations in Blockchain Sector	**3 Blockchains Secured** $453,000 Revenue 2021 revenue estimate over $1 million	**84% Gross Margin** Margin expansion expected at scale	**2021 Continued Expansion Planed**

* Fair market value of crypto and cash
** Increase is a result of both increased investment and increase in the fair market value of crypto
*** Represents Series C-2 preferred stock purchased by officers and directors on January 1, 2021.
**** Based on conversion of Series C-2 into approximately 4 million shares of common stock and excluding 0.29 million RSUs, 1.235 million options, 0.93 million warrants.

Management



Charles Allen
CEO and Chairman of the Board

Charles has been involved in the blockchain industry since its earliest days. Since joining BTCS in 2013, he has leveraged his extensive experience in business strategy, investment banking, and capital markets transactions to develop and lead the Company's evolving business model. Charles began his career as an engineer in the telecom industry and brings a balance of business and financial leadership as well as technical proficiency to the BTCS team. Prior to joining BTCS he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC, all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.



Michal Handerhan
COO and Director

A co-founder of BTCS, Michal supports both our business and research and development strategies, and has played a key role in the Company's ability to capitalize on the rapidly expanding opportunity in the blockchain space. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration (NASA). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.



Andrew Lee
CFO

Andrew spent the last five years immersed in blockchain and cryptocurrencies. Prior to blockchain, he worked at a Tiger Cub hedge fund, Merrill Lynch, Lehman Brothers and Apple. Andrew is a graduate of The Wharton School of the University of Pennsylvania.

Independent Directors



David Garrity
Director

David has over 30 years' experience in the financial services industry. He has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. He is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen. During 2008 and 2009, David served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, he was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. and from February 2017 through January 2018 he was acting CFO of Mutualink, Inc.



Charlie Lee
Director

Charlie Lee is the creator of Litecoin and the Managing Director of the Litecoin Foundation. He attended The Massachusetts Institute of Technology where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Charlie was a Software Engineer at Google. In 2011, he created Litecoin in an effort to improve upon bitcoin's high fees, slower transaction times, and scalability issues. Charlie went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.



Carol Van Cleef
Director

Carol R. Van Cleef is an internationally recognized authority on and pioneer in legal issues involving cryptocurrencies and blockchain technology. Ms. Van Cleef is Chair of the Blockchain and Digital Assets practice at Bradley Arant Boult Cummings LLP. With a focus on regulatory, compliance, and enforcement matters, Ms. Van Cleef has built a global reputation as a leading attorney, counsellor and problem solver working extensively across the financial services industry and throughout the cryptocurrency and blockchain communities. She represents virtual currency exchanges, blockchain developers, NFT creators and platforms, and various types of financial services and fintech companies. In addition to her legal practice, Ms. Van Cleef serves as CEO of Luminous Group, a blockchain technology, growth advisory and risk management solutions company that also develops and delivers anti-money laundering and sanctions compliance training through the AML Training Institute. She also serves as an advisor to a number of early-stage companies in fintech and blockchain-related technologies. Ms Van Cleef is a graduate of Georgetown University, School of Foreign Service (B.S.F.S) and received a Juris Doctor from the Washington College of Law, American University. She is also a Certified Anti-Money Laundering Specialist (CAMS).

Key Investment Highlights

Only pure-play U.S. public company focused on disruptive proof-of-stake blockchains

Q2 revenue up 425% sequentially over Q1 2021

Staking-as-a-services and data analytic software platforms under development

$34 million in cash and crypto*
exceeds many listed peers

Trading at a low price/book ratio compared to all peers

Pursuing up-listing to NASDAQ

* Based on fair market value as of 8/28/2021

Contact Us

Charles Allen

202-430-6576 (IR #)

ir@btcs.com

www.btcs.com

Dave Gentry

RedChip Companies Inc.

407-491-4498

dave@redchip.com

Appendix
Blockchain 101

Blockchain Ledger

- A blockchain ledger is a distributed ledger maintained by a network of computer nodes that verify and validate transactions.

Traditional System



Centralized System with Stored Ledger

Blockchain System



Distributed System with Distributed Ledger

- All transactions on a blockchain can be viewed through blockchain explores which read and display the public data.

- An explorer allows you to look up a wallet address and view all its transactions on the public blockchain. Example below:


Etherscan
HOME
BLOCKCHAIN
TOKENS
RESOURCES
MORE
Transactions
TxHash
Block
Age
From
To
Value

How Blockchains Work


A transaction is request
The transaction is broadcasted to a peer-to-peer (P2P) network that consists of computers (otherwise known as nodes)
The network of nodes uses consensus algorithms to validate the transaction
A verified transaction can involve cryptocurrency, contracts, records or other information
The transaction is combined with other transactions, once verified, to create a new block of data for the ledger
The new block is added to the existing blockchain ledger (which is permanent and unalterable)
The transaction is complete

Consensus Mechanisms to Secure Blockchains

The key difference between PoW and PoS is the consensus algorithm used by the network nodes.

Proof of Work		VS	Proof of Stake	
 Mining capacity depends on computational power	 Miners receive block rewards to solve a cryptographic puzzle		 Validating capacity depends on the stake in the network	 Validators do not receive a block reward, instead, they collect transaction fees as reward
 51% Hackers would need to have a computer more powerful than 51% of the network to add a malicious block, leading to 51% attack	 Uses a lot of electricity		 51% Hacker would need to own 51% of all the cryptocurrency on the network, which is practically impossible and therefore, makes 51% attacks impossible	 Requires less energy

Node: A physical server that hosts the entire blockchain ledger, validates transactions, and writes new blocks to the blockchain.

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGIES

(Centralized Systems)

Trust / consensus entrusted to third party intermediaries.


Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS

(Distributed Systems)

Trust / consensus built into the Blockchain network and secured by cryptography.


Governed by computer code
•
Secured by cryptography
•
Never been hacked[1]

1. Refers to bitcoin and ethereum blockchains.

Internet vs. Blockchain Technology Stacks*

	Internet	Blockchain
Technology Overview	Stateless Protocol → Unable to store data	Stateful Protocol → Able to both transmit and store data
Application Layer	World Wide Web Email Video Streaming Cloud Applications Social Media	Crypto Currencies Identity Management Smart Contracts Health Care Records Governance
Protocol Layer	IP v4/v6, TCP, UDP, HTTP, SMTP, IMAP, RTP, FTP, DNS, RTMP	Bitcoin, Ethereum, Polkadot Litecoin, EOS, Cardano Chainlink, Cosmos, Stellar
Infrastructure Layer	Network Hardware, Internet Service Providers, Storage etc.	Mining Servers, Pools, Blockchain Nodes

* For illustration purposes only, i.e. simplification of technology stacks.

Blockchain Protocols Value Proposition

Blockchain protocols represent the next generation of internet technology.



Web 1.0 & 2.0
Information Exchange Era
1995 <
Business Logic,
User Interface & Experience
Companies:
Internet Protocols
TCP/IP
Web 3.0
Value Exchange Era
2008 <
User Interface & Experience
Companies
Business Logic
Blockchain Protocols
Internet Protocols
TCP/IP

- Compared to Web 1.0/2.0, Web 3.0 blockchain protocols handle business logic. As a result, the execution of business logic migrates from applications to their underlying blockchain protocols.
- Historically large incumbent tech companies have monetized business logic and therefore value capture should shift from applications to the underlying blockchain protocols.
- Our treasury management efforts are focused on disruptive blockchain protocol layers.

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Case #1: Crypto Currency

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.



	BARTER Before 600BC	GOLD, SILVER 600BC - present	FIAT C806 - present	CREDIT CARDS, ELECTRONIC BANKING C1950 - present	CRYPTO CURRENCIES C2009 - present
Free of 3rd party to facilitate trade and ownership	Yes	Yes	No	No	Yes
Government Issued	No	No	Yes	Yes*	No
Secure (Counterfeiting)	◑	◑	◔	◔	●
Scarce (Predictable Supply)		◑	◔	◔	●

Poor ○ ◔ ◑ ● Excellent

* Credit cards and electronic banking are typically based on government issued currency.
** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Case #2: Securities

Blockchains have the potential to remove middleman, lower asset exchange fees, and reduce instability of securities markets.


Current Process
Blockchain Based
Shareholders
Trading
Clearing
Settlement
Custody, Asset Servicing, and Registry
Buyer
Seller
EXCHANGE
CLEARING HOUSE
SETTLEMENT PROCESS
CENTRAL SECURITIES DEPOSITORY, SHARE REGISTRAR
Corporations
Buyer
Seller
Exchange and Post-Trade Blockchain Based Infrastructure
Corporations

Issues:

- Highly complex and fragmented.
- Tasks often duplicated.
- Expensive and time consuming settlement.
- Shares are held in "Street Name", therefor corporations often don't know who their shareholders are.

Benefits:

- Streamlined process.
- Middleman can be eliminated.
- Potentially lower fees.
- Increased transparency.
- Direct communication possible between corporations and shareholders.

* For illustration purposes only, i.e. simplification of process.

Blockchains are in "1st Inning"

	First 10 Years	10 – 20 Years	20 – 30 Years
Internet Timeline	1969 – First Message Transferred 1972 – Email Invented	1983 – TCP/IP Protocols Adopted 1984 – Limited DNS Established 1989 – World Wide Web Created	1991 – Internet Open To Public 1994 – Yahoo!, amazon.com, Netscape 1995 – ebay, Java, AOL 1999 – Google, myspace, napster Commercialization Begins
Blockchain Timeline	2008 – Bitcoin Blockchain White Paper Published 2009 – First Bitcoin Transaction 2011 – Bitcoin Reaches Parity With U.S. Dollar 2014 – Ethereum White Paper Published (Smart Contracts) 2015 – Ethereum Initial Release	2017 – Smart Contract Era Begins (ICOs, DApps, etc.) 2018 – Corporations Working on Blockchain Ledgers: Walmart, Microsoft, IBM 2020 – Bitcoin Market Cap Reaches $500B 2021 – Tesla Buys $1.5B Bitcoin Commercialization Begins	

- The internet took 20 years to transition from proof of concept to mass adoption. Smart contract blockchain technologies are in their first 6 years of deployment and may take at least 15 years to be applied across multiple industries.*
- Bitcoin is a great proof of concept for blockchain technology, similar to the internet prior to its mass commercialization.

* For illustration purposes only, i.e. simplification of timeline.

Price & Interest in Digital Asset Ecosystem


Total Digital Assets Market Capitalization¹
$2T
$1.5T
$1T
$500B
$0
2017
2018
2019
2020
2021


Blockchain Wallet Users⁴
70m
60m
50m
40m
30m
20m
2019
2020
2021


Asset Market Cap Comparison*
Top 50 Digital Assets¹
Google Market Cap²
Facebook Market Cap²
World Silver Reserves³
Argentina GDP³
Finland GDP³
$0B
$200B
$400B
$600B
$800B
$1,000B
$1,200B
$1,400B
$1,600B


Confirmed Transactions Per Day⁴
500K
400K
300K
200K
100K
2019
2020
2021

Sources: 1 Coinmarketcap 2. Yahoo Finance; 3. U.S. Central Intelligence Agency Stock of Broad Money; 4. Blockchain.com
* As of 2/17/2021.